PROVISIONS, CONTINGENCIES AND COMMITMENTS	12 Months Ended
Dec. 31, 2021
Disclosure of Other Provisions, Contingent Liabilities and Commitments [Abstract]
PROVISIONS, CONTINGENCIES AND COMMITMENTS
NOTE 9: PROVISIONS, CONTINGENCIES AND COMMITMENTS
ArcelorMittal recognizes provisions for liabilities and probable losses that have been incurred when it has a present legal or constructive obligation as a result of past events, it is probable that the Company will be required to settle the obligation and a reliable estimate of the amount of the obligation can be made. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognized as a financing cost. Future operating expenses or losses are excluded from recognition as provisions as they do not meet the definition of a liability. Contingent assets and contingent liabilities are excluded from recognition in the consolidated statements of financial position.
Provisions for onerous contracts are recorded in the consolidated statements of operations when it becomes known that the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received. Assets dedicated to the onerous contracts are tested for impairment before recognizing a separate provision for the onerous contract.
Provisions for restructuring are recognized when and only when a detailed formal plan exists and a valid expectation in those affected by the restructuring has been raised, by starting to implement the plan or announcing its main features.
ArcelorMittal records asset retirement obligations (“ARO”) initially at the fair value of the legal or constructive obligation in the period in which it is incurred and capitalizes the ARO by increasing the carrying amount of the related non-current asset. The fair value of the obligation is determined as the discounted value of the expected future cash flows. The liability is accreted to its present value through net financing cost and the capitalized cost is depreciated in accordance with the Company’s depreciation policies for property, plant and equipment. Subsequently, when reliably measurable, ARO is recorded on the consolidated statements of financial position increasing the cost of the asset and the fair value of the related obligation. Foreign exchange gains or losses on AROs denominated in foreign currencies are recorded in the consolidated statements of operations.
ArcelorMittal is subject to changing and increasingly stringent environmental laws and regulations concerning air emissions, water discharges and waste disposal, as well as certain remediation activities that involve the clean-up of soil and groundwater. ArcelorMittal is currently engaged in the investigation and remediation of environmental contamination at a number of its facilities. Most of these are legacy obligations arising from acquisitions.
Environmental costs that relate to current operations or to an existing condition caused by past operations, and which do not contribute to future revenue generation or cost reduction, are expensed. Liabilities are recorded when environmental assessments and/or remedial efforts are probable and the cost can be reliably estimated based on ongoing engineering studies, discussions with the environmental authorities and other assumptions relevant to the nature and extent of the remediation that may be required. The ultimate cost to ArcelorMittal is dependent upon factors beyond its control such as the scope and methodology of the remedial action requirements to be established by environmental and public health authorities, new laws or government regulations, rapidly changing technology and the outcome of any potential related litigation. Environmental liabilities are discounted if the aggregate amount of the obligation and the amount and timing of the cash payments are fixed or reliably determinable.
The estimates of loss contingencies for environmental matters and other contingencies are based on various judgments and assumptions including the likelihood, nature, magnitude and timing of assessment, remediation and/or monitoring activities and the probable cost of these activities. In some cases, judgments and assumptions are made relating to the obligation or willingness and ability of third parties to bear a proportionate or allocated share of cost of these activities, including third parties who sold assets to ArcelorMittal or purchased assets from it subject to environmental liabilities. ArcelorMittal also considers, among other things, the activity to date at particular sites, information obtained through consultation with applicable regulatory authorities and third-party consultants and contractors and its historical experience with other circumstances judged to be comparable. Due to the numerous variables associated with these judgments and assumptions, and the effects of changes in governmental regulation and environmental technologies, both the precision and reliability of the resulting estimates of the related contingencies are subject to substantial uncertainties. As estimated costs to remediate change, the Company will reduce or increase the recorded liabilities through write backs or additional provisions in the consolidated statements of operations. ArcelorMittal does not expect these environmental issues to affect the utilization of its plants, now or in the future.
ArcelorMittal is currently and may in the future be involved in litigation, arbitration or other legal proceedings. Provisions related to legal and arbitration proceedings are recorded in accordance with the principles described above.
Most of these claims involve highly complex issues. Often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Consequently, ArcelorMittal may be unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those cases, ArcelorMittal has disclosed information with respect to the nature of the contingency. ArcelorMittal has not accrued a provision for the potential outcome of these cases.
For cases in which the Company was able to make a reliable estimate of the expected loss or range of probable loss and has accrued a provision for such loss, it believes that publication of this information on a case-by-case basis would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency, but has not disclosed its estimate of the range of potential loss.
In the cases in which quantifiable fines and penalties have been assessed, the Company has indicated the amount of such fine or penalty or the amount of provision accrued that is the estimate of the probable loss.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. The assessments are based on estimates and assumptions that have been deemed reasonable by management. The Company believes that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and in estimating contingent liabilities, the Company could, in the future, incur judgments that have a material adverse effect on its results of operations in any particular period. The Company considers it highly unlikely, however, that any such judgments could have a material adverse effect on its liquidity or financial condition.
9.1 Provisions

	Balance at December 31, 2020	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Balance at December 31, 2021
Environmental	661	47	(65)	(48)	595
Emission obligations	571	606	(565)	(120)	492
Asset retirement obligations	397	20	(5)	(15)	397
Site restoration	309	25	(93)	(21)	220
Staff related obligations	127	40	(31)	(16)	120
Voluntary separation plans	55	13	(27)	(10)	31
Litigation and other (see note 9.3)	269	143	(70)	(19)	323
Tax claims	62	32	(10)	(5)	79
Other legal claims	207	111	(60)	(14)	244
Commercial agreements and onerous contracts	25	4	(5)	(1)	23
Other	218	278	(112)	(23)	361
	2,632	1,176	(973)	(273)	2,562
Short-term provisions	935				1,064
Long-term provisions	1,697				1,498
	2,632				2,562

	Balance at December 31, 2019	Additions[1]	Deductions/ Payments	Effects of foreign exchange and other movements	Divestments and reclassification to held for sale [2,3]	Balance at December 31, 2020
Environmental	1,074	137	(88)	57	(519)	661
Emission obligations	484	373	(92)	(40)	(154)	571
Asset retirement obligations	478	21	(10)	41	(133)	397
Site restoration	136	167	(12)	18	—	309
Staff related obligations	185	88	(41)	(14)	(91)	127
Voluntary separation plans	47	30	(38)	20	(4)	55
Litigation and other (see note 9.3)	312	40	(36)	(39)	(8)	269
Tax claims	81	5	(6)	(18)	—	62
Other legal claims	231	35	(30)	(21)	(8)	207
Commercial agreements and onerous contracts	46	68	(31)	(4)	(54)	25
Other	229	29	(44)	16	(12)	218
	2,991	953	(392)	55	(975)	2,632
Short-term provisions	516					935
Long-term provisions	2,475					1,697
	2,991					2,632
1.Additions exclude provisions reversed or utilized during the same year.
2.On December 9, 2020, the Company completed the sale of ArcelorMittal USA and certain other US operations (see note 2.3.1).
3.On December 10, 2020, the Company signed a binding agreement with Invitalia, an Italian state-owned company, to form a public-private partnership between the parties. As a result, the carrying amounts of the assets and liabilities of ArcelorMittal Italia were classified as held for sale as of December 31, 2020 (see note 2.3.2).
The Company uses derivative financial instruments and spot purchases to manage its exposure to fluctuations in prices of emission rights allowances. See note 6.3 for the details of the cash flow hedging in place for emission rights, note 4.5 for CO2 emission rights held as current assets and note 5.1 for CO2 emission rights held as Intangible non-current assets. The Company also receives indirect compensation through rebates on its energy tariffs.
There are uncertainties regarding the timing and amount of the provisions above. Changes in underlying facts and circumstances for each provision could result in differences in the amounts provided for and the actual outflows. In general, provisions are presented on a non-discounted basis due to the uncertainties regarding the timing or the short period of their expected consumption.
Environmental provisions have been estimated based on internal and third-party estimates of contaminations, available remediation technology, and environmental regulations. Estimates are subject to revision as further information develops or circumstances change.
Provisions for site restoration are related to costs in connection with the dismantling of site facilities, mainly in France and Poland. In the fourth quarter of 2018, the agreement between ArcelorMittal and the French government regarding a six-year idling period of the Florange liquid phase expired. The Company has started the process of definitive closure of the facility at the end of 2018. The provision included in site restoration at December 31, 2021 and 2020, related to dismantling of this facility amount to 98 and 120, respectively.
Provisions for staff related obligations primarily concern Brazil and are related to various employees’ compensation.
Provisions for voluntary separation plans primarily concern plans in Spain, Belgium, Germany, France and Brazil which are expected to be settled within one year.
Provisions for litigation include losses relating to present legal obligations that are considered to be probable. Further detail regarding legal matters is provided in note 9.3.
In 2021 and 2020 provisions for commercial agreements and onerous contracts concern primarily onerous contracts recognized in Poland and Brazil.
In 2021, other provisions decreased by 98 with respect to the indemnification arrangement between the Company and Global Chartering (see note 2.3.1) following a revision of the shipping market rate outlook for certain of Global Chartering's fleet lease terms. Other provisions increased by 240 as a result of the Complementary Agreement Term signed on June 7, 2021 between ArcelorMittal Brasil, the Federal and State Prosecutor
Offices and the Commission representing affected people with respect to the precautionary evacuation of the communities close to the Serra Azul dam as well as the commitment to implement action plans in order to ensure the stability, security and decommissioning of the tailing dam. As of December 31, 2021 such provisions amounted to 217. Other provisions comprise as well technical warranties and guarantees.
Environmental Liabilities
ArcelorMittal’s operations are subject to a broad range of laws and regulations relating to the protection of human health and the environment at its multiple locations and operating subsidiaries. As of December 31, 2021, excluding asset retirement obligations, ArcelorMittal had established provisions of 595 for environmental remedial activities and liabilities. The provisions for all operations by geographic area were 445 in Europe, 120 in South Africa and 30 in Canada. In addition, ArcelorMittal and the previous owners of its facilities have expended substantial amounts to achieve or maintain ongoing compliance with applicable environmental laws and regulations. ArcelorMittal expects to continue to expend resources in this respect in the future.
Europe
Environmental provisions for ArcelorMittal’s operations in Europe total 445 and are mainly related to the investigation and remediation of environmental contamination at current and former operating sites in Belgium (224), France (68), Poland (62), Luxembourg (52), Germany (31) and Spain (8). This investigation and remediation work relates to various matters such as decontamination of water discharges, waste disposal, cleaning water ponds and remediation activities that involve the clean-up of soil and groundwater. These provisions also relate to human health protection measures such as fire prevention and additional contamination prevention measures to comply with local health and safety regulations.
Belgium
In Belgium, environmental provisions amount to 224, of which the most significant elements are legal site remediation obligations linked to the closure of the primary installations at ArcelorMittal Belgium (Liège). The provisions also concern the external recovery and disposal of waste, residues or by-products that cannot be recovered internally at the ArcelorMittal Ghent and Liège sites and the removal and disposal of material containing asbestos.
France
In France, environmental provisions of 68 principally relate to the remediation of former sites, including several coke plants, and the capping and monitoring of landfills or basins previously used for residues and secondary material.
The remediation of the coke plants concerns mainly the Thionville, Moyeuvre-Grande, Homecourt, Hagondange and Micheville sites, and is related to treatment of soil and groundwater. At the Thionville coke plant, soil remediation will be completed by the end of 2022, while additional investigations are ongoing for groundwater. At Moyeuvre-Petite, the covering of sludge basins is completed.
ArcelorMittal is responsible for closure and final rehabilitation of the rest of the site corresponding to the former Conroy and Pérotin slag-heaps, from which the administrative procedure for cessation of activity is underway but due to the COVID-19 pandemic the project slowed down but it is expected that the remediation will start in 2022. In other sites, ArcelorMittal France is responsible for monitoring the concentration of organic compound and heavy metals in soil and groundwater on all former sites closed and/or already remediated. The Florange coke plant shut down in 2020 and is now under investigation for its demolition and remediation.
ArcelorMittal France has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills and an action plan for removing asbestos from the installations and mandatory financial guarantees to cover risks of major accident hazard or for gasholders and waste storage. Most of the provision relates to the stocking areas at the Dunkirk site that will need to be restored to comply with local law and to the mothballing of the liquid phase in Florange, including study and surveillance of soil and water to prevent environmental damage, treatment and elimination of waste and financial guarantees demanded by Public Authorities. Environmental provisions also include treatment of slag dumps at the Florange and Dunkirk sites as well as removal and disposal of material containing asbestos at the Dunkirk and Mardyck sites.
ArcelorMittal France also has an environmental provision that principally relates to the remediation and improvement of storage of secondary materials, the disposal of waste at different ponds and landfills as the stocking areas at the Dunkirk site need to be restored to comply with local law.
Poland
ArcelorMittal Poland’s environmental provision of 62 includes 37 for cleaning and remediation costs recognized in 2020 following the closure of primary facilities in Kraków; the remaining 25 relates to the obligation to reclaim a landfill in Lipówka to dispose of the residues which cannot be internally recycled or externally recovered in Dabrowa Gornicza, the storage and disposal of iron-bearing sludge which cannot be reused in the manufacturing process under the environmental law (i.e., waste storage time cannot exceed three years) and also land remediation in post-industrial areas in Ruszcza (district of Kraków).
Luxembourg
In Luxembourg, environmental provisions of 52 relate to the post-closure monitoring and remediation of former production sites, waste disposal areas, slag deposits and mining sites.
In 2007, ArcelorMittal Luxembourg sold the former Ehlerange slag deposit (93 hectares) to the State of Luxembourg. ArcelorMittal Luxembourg is contractually liable to clean the site and move approximately 400,000 cubic meters of material to other sites. ArcelorMittal Luxembourg also has an environmental provision to secure, stabilize and conduct waterproofing treatment on mining galleries and entrances and various dumping areas in Mondercange, Differdange and Dommeldange. In addition, ArcelorMittal Luxembourg has secured the disposal of ladle slag, sludge and certain other residues coming from different sites at the Differdange dump for a total volume of 1,400,000 cubic meters until the end of 2021. In 2022 the covering process of this dump will be started. A provision of 42 covers these obligations.
ArcelorMittal Belval and Differdange has an environmental provision of 10 to clean historical landfills in order to meet the requirements of the Luxembourg Environment Administration and to cover dismantling and soil cleaning costs of the former PRIMOREC installation.
Germany
In Germany, the environmental provision of 31 essentially relates to ArcelorMittal Bremen’s post-closure obligations mainly established for soil remediation, groundwater treatment and monitoring at the Prosper coke plant in Bottrop.
Spain
In Spain, ArcelorMittal España has environmental provisions of 8 due to obligations of sealing landfills basically located in the Asturias site and post-closure obligations in accordance with national legislation. These obligations include the collection and treatment of leachates that can be generated during the operational phase and a period of 30 years after the closure.
South Africa
AMSA has environmental provisions of 120 to be used over 15 years, mainly relating to environmental remediation obligations attributable to historical or legacy settling/evaporation dams and waste disposal activities. An important determinant in the final timing of the remediation work relates to obtaining the necessary environmental authorizations.
A provision of 39 relates to the decommissioned Pretoria Works site. This site is in a state of partial decommissioning and rehabilitation with one coke battery and a small-sections rolling facility still in operation. AMSA transformed this old plant into an industrial hub for light industry since the late 1990s. Particular effort is directed to landfill sites, with sales of slag from legacy disposal sites to vendors in the construction industry continuing unabated, but other remediation works continued at a slow pace as remediation actions for these sites are long-term in nature in terms of a remediation order received during October 2021.
The Vanderbijlpark Works site, the main flat carbon steel operation of AMSA, contains a number of legacy facilities and areas requiring remediation. The remediation entails the implementation of rehabilitation and decontamination measures of waste disposal sites, waste water dams, ground water and historically contaminated open areas. Provisions relating to this site amount to 19.
The Newcastle Works site is the main long carbon steel operation of AMSA. A provision of 25 relates to this site. As with all operating sites of AMSA, the above retirement and remediation actions dovetail with numerous large capital expenditure projects dedicated to environmental management. In the case of the Newcastle site, the major current environmental capital project is for air quality improvements and storm water management.
A provision of 33 relates to the environmental rehabilitation of the Thabazimbi mine. AMSA holds an environmental trust which holds investments for a value of 26 that will be used for rehabilitation purposes.
The remainder of the obligation of 4 relates to Vereeniging site for the historical pollution that needs to be remediated at waste disposal sites, waste water dams and groundwater aquifers.
Canada
In Canada, ArcelorMittal Dofasco has an environmental provision of 30 for the expected cost of remediating toxic sediment located in the Company’s East Boatslip site, of which 1 is expected to be spent in 2022.
Asset Retirement Obligations (“AROs”)
AROs arise from legal requirements and represent management’s best estimate of the present value of the costs that will be required to retire plant and equipment or to restore a site at the end of its useful life. As of December 31, 2021, ArcelorMittal had established provisions for asset retirement obligations of 397, including 154 for Canada, 63 for Mexico, 46 for Ukraine, 42 for Germany, 23 for Liberia, 19 for South Africa, 12 for Belgium, 13 for Kazakhstan, 21 for Brazil, 2 for Bosnia and Herzegovina and others.
AROs in Canada are legal obligations for site restoration and dismantling of the facilities near the mining sites in Mont-Wright and Fire Lake, and the accumulation area of mineral substances at the facility of Port-Cartier in Quebec, upon closure of the mines pursuant to the restoring plan of the mines. In addition,
Dofasco has legal obligations for the former Sherman Mine site near Temagami, Ontario.
AROs in Mexico relate to the restoration costs following the closure of the Las Truchas, El Volcan and the joint operation of Peña Colorada iron ore mines.
AROs in Ukraine are legal obligations for site rehabilitation at the iron ore mining site in Kryvyi Rih, upon closure of the mine pursuant to its restoration plan.
In Germany, AROs principally relate to the Hamburg site, which operates on leased land with the contractual obligation to remove all buildings and other facilities upon the termination of the lease, and to the Prosper coke plant in Bottrop for filling the basin, restoring the layer and stabilizing the shoreline at the harbor.
In Liberia, AROs relate to iron ore mine and associated infrastructure and mine related environmental damage and compensation. They cover the closure and rehabilitation plan under both the current operating phase and the not yet completed Phase 2 expansion project.
AROs in South Africa are for the Pretoria, Vanderbijlpark, Saldanha, Newcastle as well as the Coke and Chemical sites, and relate to the closure and clean-up of the plant associated with decommissioned tank farms, tar plants, chemical stores, railway lines, pipelines and defunct infrastructure.
In Belgium, AROs are to cover the demolition costs for the primary facilities at the Liège site.
In Kazakhstan, AROs relate to the restoration obligations of the iron ore and coal mines.
In Brazil, AROs relate to legal obligations to clean and restore the mining areas of Serra Azul and Andrade, both located in the State of Minas Gerais. The related provisions are expected to be fully settled up to 2072 and 2078, respectively.
In Bosnia and Herzegovina, ARO relates to re-cultivation of dump yard of old iron ore pit Jezero and closing dam Medjedja.
9.2 Other long-term obligations

	Balance at December 31,
	2021	2020
Derivative financial instruments (notes 6.1 and 6.3)	58	96
Payable from acquisition of financial assets	115	359
Unfavorable contracts	105	132
Income tax payable	219	214
Other	377	347
Total	874	1,148
As of December 31, 2021 and 2020, payable from acquisition of financial assets included 80 and 95 respectively relating to AMNS India's debt guarantee. At December 31, 2020 payable from acquisition of financial assets included also 235 relating to the financial liability with respect to the acquisition of AMSF (see note 11.5.2). In 2021, the liability was reclassified as accrued expenses and other liabilities (see note 4.8).
Unfavorable contracts of 105 and 132 as of December 31, 2021 and 2020, respectively, mainly related to AMSF (see note 2.2.4).
As of December 31, 2021, the income tax payable mainly related to income tax contingencies (in majority unasserted claims) and withholding tax.
9.4 Commitments

	December 31,
	2021	2020
Purchase commitments	13,509	13,047
Guarantees, pledges and other collateral	8,003	8,632
Capital expenditure commitments	330	354
Other commitments	1,576	3,143
Total	23,418	25,176
Purchase commitments
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Purchase commitments included commitments given to associates for 1,562 and 1,276 as of December 31, 2021 and 2020, respectively. Purchase commitments given to associates included 819 and 561 as of December 31, 2021 and 2020, respectively, related to the gas supply agreement with Kryvyi
Rih Industrial Gas. Purchase commitments included commitments given to joint ventures for 1,140 and 1,570 as of December 31, 2021 and 2020, respectively. Purchase commitments given to joint ventures included 611 and 737 related to Tameh and 515 and 604 related to Enerfos as of December 31, 2021 and 2020, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 146 and 150 as of December 31, 2021 and 2020, respectively. Additionally, guarantees of 12 and nil were given on behalf of associates and guarantees of 4,295 and 4,477 were given on behalf of joint ventures as of December 31, 2021 and 2020, respectively.
Guarantees given on behalf of joint ventures included 279 and 226 on behalf of Calvert, 175 and 347 on behalf of Al Jubail and 323 and 242 in relation to outstanding lease liabilities for vessels operated by Global Chartering as of December 31, 2021 and 2020, respectively. Guarantees given on behalf of joint ventures also included 3,088 as of December 31, 2021 and 2020 corresponding to ArcelorMittal's 60% guarantee of the 5,146 ten-year term loan agreement entered into by the AMNS India joint venture with various Japanese banks on March 16, 2020.
As of December 31, 2021, pledges and other collateral mainly related to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 113 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 89. Pledges of property, plant and equipment were 111 and 136 as of December 31, 2021 and 2020, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 406 and 407 of commitments given on behalf of associates as of December 31, 2021 and 2020, respectively, and 452 and 173 of commitments given on behalf of joint ventures as of December 31, 2021 and 2020, respectively. The increase in commitments given on behalf of joint ventures is mainly due to guarantees of 241 given on behalf of Acciaierie d'Italia, which is accounted for as a joint venture since April 14, 2021 (see note 2.4.1).
As of December 31, 2020, other sureties, first demand guarantees, letters of credit, pledges and other collateral included 260 with respect to a pledged cash collateral provided by the Company until collection of the TSR receivables retained in ArcelorMittal USA after disposal. As of December 31, 2021, the cash collateral was released.
Capital expenditure commitments
Capital expenditure commitments mainly relate to commitments associated with investments in expansion and improvement projects by various subsidiaries.
In 2016, AMSA committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure commitment was 100 and 126 as of December 31, 2021 and 2020, respectively.
Capital expenditure commitments also included 158 and 196 as of December 31, 2021 and 2020, respectively, for the 1 billion investment program at the Company's Mexican operations, which is focused on building ArcelorMittal Mexico’s downstream capabilities. The main investment is related to the new hot strip mill with capacity of approximately 2.5 million tonnes.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environmental authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. As of December 31, 2021, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 87. The non-compliance with ECA would lead to fines amounting to a maximum of 18 and 19 as of December 31, 2021 and 2020, respectively. On November 19, 2021, following a protocol of intent agreed between the Minas Gerais State Government, ArcelorMittal Brasil and BMB Belgo Mineira Bekaert Artefatos De Arame Ltd ("BMB"), other commitments increased by 442 as a result of ArcelorMittal Brasil's commitment to carry out capital expenditures at the Monlevade industrial plant to complete the expansion project by the second half of 2024.
Other commitments decreased by 1,940 in 2021 following the derecognition of 1,357 capital expenditure commitments relating to blast furnaces, steel shops and finishing lines and 583 environmental capital expenditure commitments as of December 31, 2020 with respect to Acciaierie d'Italia.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 292 and 211 as of December 31, 2021 and 2020, respectively, and mainly related to natural gas and electricity.